Exhibit 13.1

Certification
Pursuant to Rule 13a-14(b) of the Exchange Act

Pursuant to Rule 13a-14(b) of the Exchange Act and Section 1350 of chapter 63 of Title 18, United States Code, each of the undersigned officers of Rio Tinto plc, registered in England and Wales (the “Company”), hereby certifies, to such officer’s knowledge, that:

The Annual Report on Form 20-F for the year ended 31 December 2024 (the “Report”) of the Company fully complies with the requirements of section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and the information contained in the Report fairly presents, in all material respects, the financial condition and results of the operations of the Company.

	/s/ Jackob Stausholm		/s/ Peter Cunningham

Name:	Jakob Stausholm	Name:	Peter Cunningham
Title:	Chief Executive	Title:	Chief Financial Officer

Date:	20 February 2025	Date:	20 February 2025

The foregoing certification is not deemed filed for purpose of Section 18 of the Exchange Act and not incorporated by reference in any filing under the Securities Act.

Certification
Pursuant to Rule 13a-14(b) of the Exchange Act

Pursuant to Rule 13a-14(b) of the Exchange Act and Section 1350 of chapter 63 of Title 18, each of the undersigned officers of Rio Tinto Limited, registered in Victoria, Australia, (the “Company”), hereby certifies, to such officer’s knowledge, that:

The Annual Report on Form 20-F for the year ended 31 December 2024 (the “Report”) of the Company fully complies with the requirements of section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and the information contained in the Report fairly presents, in all material respects, the financial condition and results of the operations of the Company.

	/s/ Jakob Stausholm		/s/ Peter Cunningham

Name:	Jakob Stausholm	Name:	Peter Cunningham
Title:	Chief Executive	Title:	Chief Financial Officer

Date:	20 February 2025	Date:	20 February 2025

The foregoing certification is not deemed filed for purpose of Section 18 of the Exchange Act and not incorporated by reference with any filing under the Securities Act.